UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2022

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02,	“Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”

(d)    On October 18, 2022, Moody’s Corporation (the “Company”) announced that Mr. Jose Minaya has been elected as a member of the Company’s Board of Directors, effective as of October 17, 2022. Mr. Minaya also has been elected to serve on the Board’s Audit, Governance & Nominating and Compensation & Human Resources Committees effective October 17, 2022. With the election of Mr. Minaya, the Company’s Board will consist of eleven directors. Mr. Minaya, 51, is currently the chief executive officer of Nuveen, a TIAA Company, and has served in that role since January 2020. Prior to becoming chief executive officer, Mr. Minaya served as chief investment officer and president of Nuveen from January 2017 to January 2020. Prior to that, he led TIAA’s global real assets division, where he was responsible for setting strategy and developing investment capabilities across real estate, agriculture, timber, infrastructure, energy, private capital and alternative credit strategies. He joined TIAA as a fixed income portfolio manager in 2004. Mr. Minaya is also a member of the TIAA Executive Committee. Mr. Minaya currently serves on multiple boards including the Robert Toigo Foundation, the National Forest Foundation, the MBA Council at Dartmouth College’s Tuck School of Business (serves as Chair), as well as the Investment Company Institute.

In accordance with the Company’s director compensation plan for non-employee directors, Mr. Minaya will be paid an annual cash retainer of $105,000, payable in quarterly installments. In November 2022, he will receive an annual restricted stock unit award under the 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan equivalent in value to $195,000 based on the fair market value of the Company’s common stock on the effective date of the grant, which award vests on the first anniversary of the date of grant.

A copy of the Company’s press release relating to Mr. Minaya’s election as director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 7.01,	“Regulation FD Disclosure”

The Company’s press release announcing Mr. Minaya’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01,	“Financial Statements and Exhibits”

(d) Exhibits

99.1	Press release dated October 18, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: October 18, 2022

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